UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 14, 2023

Camber Energy, Inc.
(Exact name of registrant as specified in its charter)

Nevada	001-32508	20-2660243
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

15915 Katy Freeway, Suite 450, Houston, Texas	77094
(Address of principal executive offices)	(Zip Code)

 (Registrant’s telephone number, including area code): (281) 404-4387

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☒	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock	CEI	NYSE American

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter). ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 3.01. Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing.

As previously disclosed, on April 12, 2023, Camber Energy Inc. (the “Company”) received a deficiency letter (the “Deficiency Letter”) from the NYSE American LLC (the “NYSE American”) indicating that the Company is not in compliance with the NYSE American continued listing standards set forth in Sections 1003(a)(i), (ii) and (iii) of the NYSE American Company Guide. Section 1003(a)(i) of the NYSE American Company Guide requires a listed company’s stockholders’ equity be at least $2.0 million if it has reported losses from continuing operations and/or net losses in two of its three most recent fiscal years. Section 1003(a)(ii) of the NYSE American Company Guide requires a listed company’s stockholders’ equity be at least $4.0 million if it has reported losses from continuing operations and/or net losses in three of its four most recent fiscal years. Section 1003(a)(iii) of the NYSE American Company Guide requires a listed company’s stockholders’ equity be at least $6.0 million if it has reported losses from continuing operations and/or net losses in its five most recent fiscal years. The Deficiency Notice noted that the Company reported stockholders’ deficit of $(17.1) million as of December 31, 2022, and losses from continuing operations and/or net losses in its five most recent fiscal years then ended.

As previously disclosed, in order to maintain the Company’s listing on the NYSE American, the NYSE American requested that the Company submit a plan of compliance (the “Plan”) by May 12, 2023 addressing how the Company intends to regain compliance with Section 1003(a)(i), (ii) and (iii) of the NYSE Company Guide by October 12, 2024. The Company submitted the Plan on May 9, 2023 addressing how the Company intends to regain compliance with Section 1003(a)(i), (ii) and (iii) of the NYSE Company Guide by October 12, 2024 through, among other things, consummating the previously-disclosed merger with Viking Energy Group, Inc. (“Viking”), commercialization of certain of Viking’s existing intellectual property and licenses, and reducing the number of outstanding shares of Camber’s Series C Redeemable Convertible Preferred Stock.

On June 14, 2023, the Company received a notice from the NYSE American (the “Notice”) that the Plan was accepted. The Notice granted the Company until April 12, 2024 (the “Plan Period”) to regain compliance with the NYSE American’s continued listing standards.

The Notice has no immediate impact on the listing of the Company’s shares of common stock, par value $0.001 per share (the “Common Stock”), which will continue to be listed and traded on the NYSE American during the Plan Period, subject to the Company’s compliance with the other listing requirements of the NYSE American. The listing of the Company’s Common Stock on the NYSE American is being continued pursuant to an extension during the Plan Period. As previously disclosed, the Common Stock will continue to trade under the symbol “CEI”, but will have an added designation of “.BC” to indicate the status of the Common Stock as “below compliance”. The notice does not affect the Company's ongoing business operations or its reporting requirements with the Securities and Exchange Commission.

If the Common Stock ultimately were to be delisted for any reason, it could negatively impact the Company by (i) reducing the liquidity and market price of the Company’s Common Stock; (ii) reducing the number of investors willing to hold or acquire the Common Stock, which could negatively impact the Company’s ability to raise equity financing; (iii) limiting the Company’s ability to use a registration statement to offer and sell freely tradable securities, thereby preventing the Company from accessing the public capital markets; and (iv) impairing the Company’s ability to provide equity incentives to its employees.

Item 8.01. Other Events.

On June 21, 2023, in accordance with the NYSE American’s procedures, the Company issued a press release discussing the matters disclosed in Item 3.01 above. A copy of the press release is included herewith as Exhibit 99.1, which is incorporated by reference into this Item 8.01.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description
99.1	Press Release dated June 21, 2023
104	Cover Page Interactive Data File (embedded within Inline XBRL document)

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Forward-Looking Statements

Certain statements contained in this Current Report on Form 8-K are forward-looking information within the meaning of Section 21E of the Securities Exchange Act of 1934, as amended, and Section 27A of the Securities Act of 1933, as amended. Any statements that are not historical facts contained herein are “forward-looking statements”, which involve a number of risks and uncertainties and are made pursuant to the Safe Harbor Provisions of the Private Securities Litigation Reform Act of 1995. Words such as “strategy,” “expects,” “continues,” “plans,” “anticipates,” “believes,” “would,” “will,” “may,” “should,” “estimates,” “intends,” “projects,” “goals,” “targets” and other words of similar meaning are intended to identify forward-looking statements but are not the exclusive means of identifying these statements.

Important factors that may cause actual results and outcomes to differ materially from those contained in such forward-looking statements include, without limitation, the occurrence of any event, change or other circumstances that could give rise to the parties failing to complete the Merger on the terms disclosed, if at all, the right of one or both of Viking or Camber to terminate the Agreement and Plan of Merger between Camber and Viking dated February 15, 2021, as amended on April 18, 2023 (collectively, the “Merger Agreement”) and the result of such termination; the outcome of any legal proceedings that may be instituted against Viking, Camber or their respective directors; the ability to obtain regulatory approvals and other consents, and meet other closing conditions to the Merger on a timely basis or at all, including the risk that regulatory approvals or other consents required for the Merger are not obtained on a timely basis or at all, or which are obtained subject to conditions that are not anticipated or that could adversely affect the combined company or the expected benefits of the transaction; the ability to obtain approval by Viking stockholders and Camber stockholders on the expected schedule or at all; required closing conditions which may not be able to be met and/or consents which may not be able to be obtained; difficulties and delays in integrating Viking’s and Camber’s businesses; prevailing economic, market, regulatory or business conditions, or changes in such conditions, negatively affecting the parties, including, but not limited to, as a result of the recent volatility in oil and gas prices and the status of the economy (both US and global) due to the COVID-19 pandemic and actions taken to slow the spread of COVID-19; risks that the transaction disrupts Viking’s or Camber’s current plans and operations; failing to fully realize anticipated cost savings and other anticipated benefits of the Merger when expected or at all; potential adverse reactions or changes to business relationships resulting from the announcement or completion of the Merger; debt of Viking and Camber and the dates such debts come due; the ability of Viking or Camber to retain and hire key personnel; the diversion of management’s attention from ongoing business operations; uncertainty as to the long-term value of the common stock of the combined company following the Merger; the continued availability of capital and financing, prior to, and following, the Merger; the business, economic and political conditions in the markets in which Viking and Camber operate; and the fact that Viking’s and Camber’s reported earnings and financial position may be adversely affected by tax and other factors.

Other important factors that may cause actual results and outcomes to differ materially from those contained in the forward-looking statements included in this Current Report on Form 8-K are described in Viking’s and Camber’s publicly filed reports, including Viking’s Annual Report on Form 10-K for the year ended December 31, 2022 and Viking’s Quarterly Report on Form 10-Q for the period ended March 31, 2023; and Camber’s Annual Report on Form 10-K for the year ended December 31, 2022 and Camber’s Quarterly Report on Form 10-Q/A for the period ended March 31, 2023.

Camber cautions that the foregoing list of important factors is not complete, any forward-looking statement speaks only as of the date on which such statement is made, and they do not undertake to update any forward-looking statements that either party may make, whether as a result of new information, future events or otherwise, except as required by applicable law. All subsequent written and oral forward-looking statements attributable to Viking, Camber or any person acting on behalf of either party are expressly qualified in their entirety by the cautionary statements referenced above.

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Additional Information and Where to Find It

This document relates to the previously announced Merger Agreement but does not contain all the information that should be considered concerning the Merger and is not intended to form the basis of any investment decision or any other decision in respect of the Merger.

In connection with the proposed transaction, Camber has filed with the SEC a registration statement on Form S-4, as amended (the “Registration Statement”), to register the shares of Camber’s common stock to be issued in connection with the Merger. The Registration Statement, which was declared effective by the SEC on June 13, 2023, includes a definitive joint proxy statement/prospectus that will be sent to the respective stockholders of Viking and Camber seeking their approval of their respective transaction-related proposals. INVESTORS AND SECURITY HOLDERS ARE URGED TO READ THE REGISTRATION STATEMENT ON FORM S-4 AND THE RELATED JOINT PROXY STATEMENT/PROSPECTUS INCLUDED WITHIN THE REGISTRATION STATEMENT ON FORM S-4, AS WELL AS ANY AMENDMENTS OR SUPPLEMENTS TO THOSE DOCUMENTS AND ANY OTHER RELEVANT DOCUMENTS FILED OR TO BE FILED WITH THE SEC IN CONNECTION WITH THE PROPOSED MERGER, WHEN THEY BECOME AVAILABLE, BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT VIKING, CAMBER AND THE PROPOSED MERGER.

Investors and security holders may obtain copies of these documents free of charge through the website maintained by the SEC at www.sec.gov or from Viking at its website, www.vikingenergygroup.com, or from Camber at its website, www.camber.energy. Documents filed with the SEC by Viking will be available free of charge by accessing Viking’s website at www.vikingenergygroup.com under the heading “Investors,” or, alternatively, by directing a request by telephone or mail to Viking Energy Group, Inc. at 15915 Katy Freeway, Suite 450, Houston, Texas, 77094, (281) 404-4387, and documents filed with the SEC by Camber will be available free of charge by accessing Camber’s website at www.camber.energy under the heading “Investors,” or, alternatively, by directing a request by telephone or mail to Camber Energy, Inc. at 15915 Katy Freeway, Suite 450, Houston, Texas, 77094, (281) 404-4387.

Participants in the Solicitation

Viking, Camber and certain of their respective directors, executive officers and employees may be deemed to be participants in the solicitation of proxies from the respective stockholders of Viking and Camber in respect of the proposed Merger and the approvals of Viking’s and Camber’s respective stockholders under the rules of the SEC. Information about Viking’s directors and executive officers is available in Viking’s Annual Report on Form 10-K for the year ended December 31, 2022. Information about Camber’s directors and executive officers is available in Camber’s Annual Report on Form 10-K for the year ended December 31, 2022. Other information regarding the participants in the proxy solicitation and a description of their direct and indirect interests, by security holdings or otherwise, are contained in the joint proxy statement/prospectus and other relevant materials to be filed with the SEC regarding the Merger when they become available. Investors should read the joint proxy statement/prospectus carefully before making any voting or investment decisions. You may obtain free copies of these documents from Viking or Camber using the sources indicated above.

No Offer or Solicitation

This communication is not intended to and does not constitute an offer to sell or the solicitation of an offer to subscribe for or buy or an invitation to purchase or subscribe for any securities or the solicitation of any vote or approval in any jurisdiction in connection with the proposed merger, the approvals of Viking’s and Camber’s respective stockholders or otherwise, nor shall there be any sale, issuance or transfer of securities, in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction. In particular, this communication is not an offer of securities for sale into the United States. No offering of securities shall be made except by means of a prospectus meeting the requirements of Section 10 of the Securities Act of 1933, as amended, or pursuant to an exemption from, or in a transaction not subject to, such registration requirements.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CAMBER ENERGY, INC.

Date: June 21, 2023	By:	/s/ James A. Doris
	Name:	James A. Doris
	Title:	Chief Executive Officer

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